      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                        CREDIT SUISSE INSTITUTIONAL FUND

                         CAPITAL APPRECIATION PORTFOLIO

The following information supersedes certain information in the fund's Prospectus and Statement of Additional Information.

As of April 1, 2002, Susan Black will assume the role of Senior Adviser to CSAM. While she and Jeffrey T. Rose continue as Co-Portfolio Managers of the portfolio, Mr. Rose will manage the portfolio day-to-day.

Dated: March 12, 2002                                              CSISC-16-0302